Exhibit 10(i)

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Aaron Lebovitz (Feb 10, 2023 04:48 MST) AL Feb 10, 2023 CEO Matthew Wolfson (Feb 10, 2023 11:32 MST) Matthew Wolfson MW MW Feb 10, 2023 ceo@electromedtech.com

16561 N 92nd Street - Purchase Contract Final Audit Report 2023-02-10 Created: 2023-02-09 By: Jessica Zahn (emma@ciadvisor.com) Status: Signed Transaction ID: CBJCHBCAABAAytxu8lg96TknLqolWC1uVJ1hHGn_3MGR "16561 N 92nd Street - Purchase Contract" History Document created by Jessica Zahn (emma@ciadvisor.com) 2023-02-09 - 10:35:47 PM GMT- IP address: 4.31.138.178 Document emailed to aaron@carenational.com for signature 2023-02-09 - 10:47:36 PM GMT Document shared with jcarlson@ciadvisor.com by Jessica Zahn (emma@ciadvisor.com) 2023-02-09 - 10:49:26 PM GMT- IP address: 4.31.138.178 Email viewed by aaron@carenational.com 2023-02-10 - 8:16:48 AM GMT- IP address: 172.225.19.242 Signer aaron@carenational.com entered name at signing as Aaron Lebovitz 2023-02-10 - 11:48:23 AM GMT- IP address: 72.212.9.20 Document e-signed by Aaron Lebovitz (aaron@carenational.com) Signature Date: 2023-02-10 - 11:48:25 AM GMT - Time Source: server- IP address: 72.212.9.20 Agreement completed. 2023-02-10 - 11:48:25 AM GMT

16561 N 92nd Street - Purchase Contract - signed Final Audit Report 2023-02-10 Created: 2023-02-10 By: Hunter Chasse (hchasse@levrose.com) Status: Signed Transaction ID: CBJCHBCAABAAPve3o80DrAf-7DMtLiaBwLs1nxv7qRyC "16561 N 92nd Street - Purchase Contract - signed" History Document created by Hunter Chasse (hchasse@levrose.com) 2023-02-10 - 3:55:35 PM GMT- IP address: 174.78.91.94 Document emailed to Matthew Wolfson (ceo@electromedtech.com) for signature 2023-02-10 - 3:58:32 PM GMT Email viewed by Matthew Wolfson (ceo@electromedtech.com) 2023-02-10 - 4:06:44 PM GMT- IP address: 98.175.180.123 Document e-signed by Matthew Wolfson (ceo@electromedtech.com) Signature Date: 2023-02-10 - 6:32:46 PM GMT - Time Source: server- IP address: 98.175.180.123 Agreement completed. 2023-02-10 - 6:32:46 PM GMT